UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  December 10, 2007
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

5.02           Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On December 10, 2007, CHDT Corp. appointed Laurie Holtz, a director, as its Chief Financial Officer.   A press release issued to announce this appointment is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Press release by CHDT Corp. announcing appointment of Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date:  December 10, 2007
By: /s/ Stewart Wallach
Stewart Wallach Chief Executive Officer &
President

EXHIBIT INDEX

EXHIBIT No	DESCRIPTION OF EXHIBIT

99.1	Press release by CHDT Corp. announcing appointment of Chief Financial Officer